SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 JANUARY 2, 2003

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission                IRS Employer
jurisdiction                      File Number               Identification
of incorporation                                            Number

Delaware                            1-3492                  No. 75-2677995


                               4100 Clinton Drive
                            Houston, Texas 77020-6299
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 713-676-3011

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         INFORMATION TO BE INCLUDED IN REPORT

Item 9.  Regulation FD Disclosure

         On  January  2,  2003  registrant   issued  a  press  release  entitled
"Halliburton To Host Analyst and Investor Meeting."

         The text of the press release is as follows:


                 HALLIBURTON TO HOST ANALYST AND INVESTOR MEETNG



HOUSTON, Texas - Halliburton (NYSE: HAL) will host an analyst and investor meeting in New York City on Monday, January 13, 2003 at 1:00 PM Eastern Time. Please visit our website at www.halliburton.com to listen to the meeting live via webcast. A replay will be available on the Halliburton website for seven days following the meeting.

Halliburton, founded in 1919, is one of the world's largest providers of products and services to the petroleum and energy industries. The company serves its customers with a broad range of products and services through its Energy Services Group and Engineering and Construction Group business segments. The company's World Wide Web site can be accessed at www.halliburton.com.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HALLIBURTON COMPANY




Date:     January 3, 2003           By: /s/ Bruce A. Metzinger
                                       ------------------------------------
                                            Bruce A. Metzinger
                                            Assistant Secretary